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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 30, 2002
                                                        ------------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Ohio                      1-8769                    31-4362899
  ------------------         ------------------          ------------------
  (State or other             (Commission File           (IRS Employer
  jurisdiction of                    Number)             Identification No.)
  incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
                      ------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                           ---------------------------
                         (Former name or former address,
                          if changed since last report)



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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

         On October 30, 2002, R.G. Barry Corporation (the "Company") issued a press release reporting a small third quarter profit and reiterating that it expects to report a loss for the full year. A copy of the press release is attached as Exhibit 99 hereto and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) and (b)       Not applicable.

         (c)      Exhibits.

                  Exhibit No.         Description
                  -----------         -----------

                         99 Press Release issued by R.G. Barry Corporation on October 30, 2002


















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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       R.G. BARRY CORPORATION



Dated: November 1, 2002                By: /s/ Daniel D. Viren
                                          --------------------------------------
                                            Daniel D. Viren
                                            Senior Vice President-Finance,
                                            Chief Financial Officer,
                                            Secretary and Treasurer
























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                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                             Dated November 1, 2002

                             R. G. Barry Corporation


Exhibit No.       Description
-----------       -----------

         99       Press Release issued by R.G. Barry Corporation on October 30,
                  2002






















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